[GRAPHIC OF BUILDING]

COLONIAL FLORIDA TAX-EXEMPT FUND       SEMIANNUAL REPORT

July 31, 1999

                               PRESIDENT'S MESSAGE

[PHOTO OF STEPHEN E. GIBSON]

Dear Shareholder:

During the six months ended July 31, 1999, the bond market experienced significant volatility. Over the period, the yield on 30-year Treasury bonds increased almost a full percentage point in response to investors' fears that strong economic growth in the U.S., in concert with stabilizing economies overseas, would result in higher inflation. Interest rates rose on all types of fixed-income investments, which resulted in falling bond prices. Fortunately, tax-exempt bonds lost less value than Treasurys as prices fell.

These challenging bond market conditions were reflected in the Fund's total return. However, while past performance cannot predict future results, it is important to maintain a long-term perspective and remember that the Fund has provided above-average returns for the one-, three- and five-year periods ended July 31, 1999.(1)

The following report will provide you with more specific information about your Fund's performance and the strategies employed during the period. As always, we thank you for choosing Colonial Florida Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.

Respectfully,


/S/ STEPHEN E. GIBSON

Stephen E. Gibson
President
September 14, 1999



(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average annual total return for mutual funds with similar investment objectives of the Fund. Lipper rankings are based on the Lipper Florida Municipal Debt Funds category. For the six-month period ended 7/31/99, the Fund's (Class A shares) ranking is in the 4th quartile (rated 53 out of 66 funds). The Fund's one-year ranking is in the 1st quartile (rated 14 out of 64 funds). The Fund's three-year ranking is in the 2nd quartile (rated 24 out of 58 funds). The Fund's five-year ranking is in the 2nd quartile (rated 19 out of 39 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.


TABLE OF CONTENTS

1   HIGHLIGHTS

2   PORTFOLIO MANAGER'S REPORT

4   PERFORMANCE

5   PORTFOLIO OF INVESTMENTS

7   FINANCIAL STATEMENTS

9   NOTES TO FINANCIAL STATEMENTS

12  FINANCIAL HIGHLIGHTS

NOT FDIC       MAY LOSE VALUE
INSURED        NO BANK GUARANTEE

                                   HIGHLIGHTS

(C) INTEREST RATE VOLATILITY CHALLENGED BOND MARKET INVESTORS.

     Long-term interest rates rose more than three-quarters of a percentage point to 6.1% between February and the end of July in response to fears that strong economic growth in the U.S. and signs of increased growth worldwide could cause higher inflation.

(C) FEDERAL RESERVE BOARD PREEMPTIVELY RAISED SHORT-TERM RATES.

     Midway through the period, Federal Reserve Board (Fed) policy makers switched from a neutral stance to one biased towards raising interest rates, causing bond prices to fall further. As expected, the Fed acted in June, increasing short-term interest rates by one-quarter point in a preemptive strike against inflation.

(C) TAX-EXEMPT BONDS OUTPERFORMED TREASURYS AS INTEREST RATES ROSE.

     Within the municipal bond market, prices fell in sympathy with the Treasury market during the period. However, higher yields generated increased demand for tax-exempt bonds. With low municipal supply, municipal bonds outperformed Treasurys, losing less of their principal value as interest rates rose.

TREASURY VS. MUNICIPAL BOND PERFORMANCE:
CHANGE IN VALUE OF $10,000 FROM 1/31/99-7/31/99

SALOMON 30-YEAR TREASURY BOND INDEX  [ ]
----------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX [ ]

                                  [LINE CHART]

                   30-Year Treasury Bond      Municipal Bond
                   ---------------------      --------------
1/99                      10,000                  10,000
2/99                       9,290                   9,956
3/99                       9,250                   9,970
4/99                       9,217                   9,995
5/99                       9,075                   9,937
6/99                       8,899                   9,794
7/99                       8,805                   9,829


Performance of the 30-year Treasury bond is illustrated by the Salomon 30-Year Treasury Bond Index, a broad-based, unmanaged index that tracks the performance of the 30-Year on-the-run Treasury market. Performance of municipal bonds is illustrated by the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

Net asset value per share on 7/31/99

Class A                 $7.48
Class B                 $7.48
Class C                 $7.48

Distributions declared per share from 2/1/99 to 7/31/99(1)
Class A                $0.173
Class B                $0.144
Class C                $0.156

30-day SEC yields on 7/31/99(2)
Class A                 4.06%
Class B                 3.50%
Class C                 3.80%

Taxable-equivalent SEC yields on 7/31/99(3)
Class A                 6.72%
Class B                 5.79%
Class C                 6.29%

(1) A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and may be taxable when distributed.

(2) 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the Advisor or its affiliates had not borne certain expenses, the SEC yield would have been 4.01% for Class A shares, 3.44% for Class B shares and 3.44% for Class C shares.

(3) Taxable-equivalent SEC yields are based on the maximum effective 39.6% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions which occurs when Adjusted Gross Income exceeds certain levels.

SEMIANNUAL REPORT: COLONIAL FLORIDA TAX-EXEMPT FUND
PORTFOLIO MANAGERS REPORT

MARKET VOLATILITY PROMPTED A MORE DEFENSIVE STRATEGY
During the past six months, we made several shifts in the Fund's investment strategy in response to the strong U.S. economy. As a series of government reports detailed the economy's strength, investors became increasingly nervous about inflation and potentially higher interest rates -- both negative conditions for bond prices. Consequently, we structured the Fund to be less sensitive to interest rate movements. As the economy grew strongly throughout the first part of the period, we focused our attention on more defensive, income-oriented securities, whose total return is less negatively impacted by rising interest rates. This strategy provided the Fund with attractive current income as well as the potential for price appreciation.

TOTAL RETURN NEGATIVELY AFFECTED BY WEAK BOND MARKET CONDITIONS
During the six-month period, the Fund's Class A shares generated a total return of negative 3.03%, without sales charge. In addition to the difficult fixed-income conditions that prevailed throughout the period, one of the Fund's holdings declined significantly in price. Indiantown Cogeneration, an independent power producer, had legal and contractual problems that negatively impacted the valuation of their bonds. We subsequently sold our Indiantown bonds.

FLORIDA'S STRONG ECONOMY PRESENTED INVESTMENT OPPORTUNITIES
A diverse economy, strong job creation and population growth continued to drive Florida's economic expansion. In addition, the state's renowned quality of life and relatively low business costs continued to foster corporate relocation. Tourism remained healthy and major tourist attractions further supported economic growth in the region. A major beneficiary of these trends has been Orlando. Orlando has experienced rapid growth as a result of tourist facility expansion, particularly at Universal Studios, and an increasing number of corporate headquarter relocations. The city also holds one of the nation's largest convention centers and has the state's largest concentration of high tech employers. Orlando's rapid growth has presented the Fund with a number of attractive investment opportunities, including infrastructure and commercial development, health care and housing.

CHANGE IN TOP FIVE
SECTOR BREAKDOWN
7/31/99 VS. 1/31/99

HOSPITALS                                   13.0%
                                             9.2%

WATER & SEWER                               11.9%
                                            15.9%

STATE GENERAL OBLIGATIONS                   11.3%
                                            11.8%

MUNICIPAL ELECTRIC                          10.2%
                                             9.2%

SINGLE-FAMILY                                8.9%
                                             6.9%

[ ] 7/31/99       [ ] 1/31/99

Sector breakdown categories are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this sector breakdown in the future.

BOUGHT
We purchased bonds for the H. Lee Moffitt Cancer Center, a niche provider of cancer research and treatment that has a wide regional and statewide draw. These bonds represented 1.91% of net assets.

HOUSING SECTOR BONDS PERFORMED WELL IN A RISING INTEREST RATE ENVIRONMENT
As interest rates rose during the past six months, a number of the Fund's multi- and single-family housing bonds experienced price gains and outperformed the general market. Housing issues typically outperform many other market sectors in rising rate environments because real estate owners are less likely to refinance and prepay their mortgages. The portfolio's holdings also benefited from a strong regional real estate market -- vigorous demand and high occupancy levels supported higher rents and increased cash flows for project owners.

FAVORABLE LONG-TERM MARKET OUTLOOK
We have a favorable long-term market outlook. We believe that the Federal Reserve Board's actions should have a positive long-term effect on the bond market by reducing economic growth to a sustainable level and keeping inflation in check. These conditions should create a more favorable environment for fixed-income securities, and we expect to actively manage the portfolio's interest rate sensitivity as market conditions warrant.

We anticipate that Florida will continue to be among the fastest growing states in the country based upon its expanding trade and service sectors, its dominance in tourism, and its attractiveness as a site for corporate relocations. We will continue to pursue opportunities to increase shareholder value by taking advantage of this growth especially in rapidly expanding areas of the state such as Orlando and in sectors such as real estate and transportation.

/S/ MAUREEN NEWMAN

MAUREEN NEWMAN is portfolio manager of Colonial Florida Tax-Exempt Fund. Ms. Newman is a senior vice president of Colonial Management Associates, Inc. and is the manager of tax-exempt credit research.

Quality Breakdown as of 7/31/99

AAA                     59.5%
AA                      16.2%
A                       10.2%
BBB                      5.0%
BB                       1.0%
Non-rated                7.1%
Short-term
obligations              1.0%

Quality breakdown categories are calculated as a percentage of total investments, including short-term obligations. Ratings shown in Quality Breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, Moody's or Fitch.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this quality breakdown in the future.

HELD
Several of the Fund's holdings are expected to benefit from above-average economic growth in the Orlando metropolitan area. These include existing investments in the Brentwood multi-family housing complex and the Orlando Conroy Road Interchange Project, a new highway interchange that will be supported by special assessments and the development of a retail/office/ hotel complex. These bonds represented 0.46% and 1.35% of net assets, respectively.

SEMIANNUAL REPORT: COLONIAL FLORIDA TAX-EXEMPT FUND

                             PERFORMANCE INFORMATION

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/99

SHARE CLASS                  A                         B                         C
Inception                 2/1/93                    2/1/93                    8/1/97
                 ------------------------  ------------------------  ------------------------
                    Without    With Sales     Without    With Sales     Without    With Sales
                 Sales Charge    Charge    Sales Charge    Charge    Sales Charge    Charge
                 ------------  ----------  ------------  ----------  ------------  ----------
6 months
(cumulative)       (3.03)%       (7.63)%      (3.39)%      (8.13)%      (3.25)%      (4.19)%
1 year              1.74         (3.09)        0.98        (3.88)        1.29         0.31
5 years             5.89          4.86         5.09         4.76         5.22         5.22
Life                5.39          4.61         4.61         4.61         4.71         4.71


                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/99

SHARE CLASS                  A                         B                         C
Inception                 2/1/93                    2/1/93                    8/1/97
                 ------------------------  ------------------------  ------------------------
                    Without    With Sales     Without    With Sales     Without    With Sales
                 Sales Charge    Charge    Sales Charge    Charge    Sales Charge    Charge
                 ------------  ----------  ------------  ----------  ------------  ----------
1 year               1.65%       (3.18)%      0.87%        (3.98)%       1.18%        0.21%
5 years              6.19         5.16        5.40          5.07         5.52         5.52
Life                 5.42         4.63        4.64          4.64         4.73         4.73

 Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum sales charge of 4.75% for Class A shares and the maximum applicable contingent deferred sales charge of 5% for both six months and one year returns, 2% for five years for Class B, and 1% for both six months and one year for Class C shares. Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

 Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

 Class C share performance information includes returns of the Fund's Class B shares (the oldest existing fund class with a similar cost structure) for periods prior to its inception date. These Class B share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class B and Class C shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower.

INVESTMENT PORTFOLIO
July 31, 1999 (Unaudited)
(In thousands)

MUNICIPAL BONDS - 97.8%                          Par    Value
-----------------------                          ---    -----
EDUCATION - 2.3%
EDUCATION
Pinellas County Educational
  Facilities Authority,
  Barry University Project, Series 1998,
   5.375% 10/01/23                            $1,000    $936
PR Commonwealth of Puerto Rico
  Industrial Tourist, Educational,
  Medical & Environmental Facilities,
  Ana G Mendez University,
   5.375% 02/01/19                               275     267
                                                       -----
                                                       1,203
                                                       -----
HEALTHCARE - 14.5%
HOSPITAL - 12.9%
Cape Canaveral Hospital District,
  Series 1998,
   5.250% 01/01/18                               500     465
Jacksonville Health,
   5.250% 08/15/19                               500     483
Miami Beach Health Facilities Authority,
  Mount Sinai Medical Center of Florida,
  Series 1998,
   5.375% 11/15/28                               500     455
Orange County Health Facilities Authority,
  Orlando Regional Healthcare System,
  Series 1996-A,
   6.250% 10/01/16                             3,000   3,318
Tampa H. Lee Moffitt Cancer Center,
  Series 1999-A,
   5.750% 07/01/29                             1,000     997
Tampa Catholic Health East,
  Series 3,
   5.250% 11/15/12                             1,000   1,000
                                                       -----
                                                       6,718
                                                       -----
LIFECARE - 0.9%
Lee County Industrial Development Authority,
  Shell Point Village Project:
  Series 1999-A:
   5.500% 11/01/29                               250     231
   5.750% 11/15/15                               250     244
                                                       -----
                                                         475
                                                       -----
NURSING HOME - 0.7%
Collier County Industrial,
  Development Authority,
  Beverly Enterprises, Inc., Series 1991,
   10.750% 03/01/03                              130     142
Escambia County,
  Beverly Enterprises-Florida, Inc.,
  Series 1985,
   9.800% 06/01/11                               105     111
Palm Beach County,
  Beverly Enterprises-Florida, Inc.,
  Series 1984,
   10.000% 06/01/11                               85      90
                                                       -----
                                                         343
                                                       -----


                                                 Par    Value
                                                 ---    -----
HOUSING - 11.1%
MULTI-FAMILY - 2.4%
Orange County Housing Finance Authority,
  Brentwood,
  Series 1998-K,
   6.500% 12/01/34                            $  250    $241
Palm Beach County Housing Finance Authority,
  Windsor Park Apartments Project,
  Series 1998-A,
   5.800% 12/01/28                             1,000   1,025
                                                       -----
                                                       1,266
                                                       -----
SINGLE-FAMILY - 8.7%
Broward County Housing Finance Authority,
  Series 1995,
   6.700% 02/01/28(a)                          1,220   1,295
Lee County Housing Finance Authority,
  Series 1998-A,
   6.300% 03/01/29                               970   1,052
Manatee County Housing Finance Authority,
  Series 1996-1,
   7.450% 05/01/27                             1,550   1,729
Miami-Dade Housing Finance Authority,
   5.550% 10/01/19                               500     497
                                                       -----
                                                       4,573
                                                       -----
INDUSTRIAL - 1.0%
FOOD PRODUCTS
Hendry County Industrial Development Authority,
  Savannah Foods & Industries,
  Series 1992,
   6.400% 03/01/17                               500     508
                                                       -----

OTHER - 1.3%
REFUNDED/ESCROWED (b)
Clearwater Housing Authority,
  Hampton Apartments,
  Series 1994,
   8.250% 05/01/24                               575     680
                                                       -----

RESOURCE RECOVERY - 1.9%
RESOURCE RECOVERY
Palm Beach County Solid Waste Authority,
  Series 1998-A,
   (c) 10/01/12                                2,000   1,004
                                                       -----

TAX-BACKED - 28.7%
LOCAL APPROPRIATED - 4.0%
Hillsborough County School Board,
  Series 1998-A,
   5.500% 07/01/16                             1,060   1,088
Miami-Dade County School Board,
  Series 1998-A,
   5.250% 08/01/13                             1,000   1,006
                                                       -----
                                                       2,094
                                                       -----
LOCAL GENERAL OBLIGATIONS - 2.1%
CA Golden West School Financing Authority,
  Series 1999-A,
   (c) 08/01/13                                1,000     478
TX Houston Independent School District,
  Series 1998-A,
   (c) 02/15/09                                1,000     617
                                                       -----
                                                       1,095
                                                       -----

INVESTMENT PORTFOLIO CONTINUED
July 31, 1999 (Unaudited)
(In thousands)

Municipal Bonds - (continued)                    Par    Value
-----------------------------                    ---    -----
TAX-BACKED - (CONTINUED)
Special Non-Property Tax - 5.5%
Jacksonville, Excise Tax,
  Series 1993,
   (c) 10/01/09                               $  525    $315
Leon County Capital Improvement,
   5.250% 10/01/12                             1,000   1,010
Tampa Sports Authority,
  Tampa Bay Arena Project,
  Series 1995,
   5.750% 10/01/25                             1,500   1,575
                                                       -----
                                                       2,900
                                                       -----
SPECIAL PROPERTY TAX - 4.6%
Lexington Oaks Community Development District,
  Series 1998 A,
   6.125% 05/01/19                               600     592
Northern Palm Beach Water,
   6.000% 08/01/29                               500     499
Orlando Conroy Road Interchange Project:
  Series 1998-A,
   5.800% 05/01/26                               500     483
  Series 1998-B,
   5.250% 05/01/05                               225     221
Stoneybrook Community Development:
  Series 1998-A,
   6.100% 05/01/19                               350     345
  Series 1998-B,
   5.700% 05/01/08                               250     245
                                                       -----
                                                       2,385
                                                       -----
STATE APPROPRIATED - 1.3%
Florida Department of Corrections,
  Okeechobee Correctional Installation,
  Series 1995,
   6.250% 03/01/15                               625     673
                                                       -----

STATE GENERAL OBLIGATIONS - 11.2%
PR Commonwealth of Puerto Rico,
  Aqueduct & Sewer Authority,
  Series 1996,
   6.500% 07/01/14                             1,000   1,138
Florida Board of Education:
  Series 1992-A,
   6.400% 06/01/19                             2,500   2,645
  Series 1998-A,
   5.250% 06/01/13                             2,045   2,057
                                                       -----
                                                       5,840
                                                       -----

TRANSPORTATION - 11.2%
AIRPORT - 6.2%
Dade County,
  Miami International Airport,
  Series 1992-B,
   6.600% 10/01/22(a)                          2,000   2,143
Palm Beach County,
  County Airport System,
   7.750% 10/01/10                             1,000   1,089
                                                       -----
                                                       3,232
                                                       -----
PORTS - 4.0%
Dade County Seaport:
  Series 1995,
   6.200% 10/01/09(a)                          1,000   1,104
  Series 1996,
   5.400% 10/01/21                             1,000     991
                                                       -----
                                                       2,095
                                                       -----

                                                 Par    Value
                                                 ---    -----
TOLL FACILITIES - 1.0%
NY State Thruway Authority,
  Highway & Bridge Trust Fund,
  Series 1999-A,
   5.125% 04/01/13                            $  500    $496
                                                       -----

UTILITY - 25.8%
INVESTOR OWNED - 4.0%
Citrus County Florida Power Corp.,
  Crystal River Power Plant, Series 1992-A,
   6.625% 01/01/27                             2,000   2,116
                                                       -----

MUNICIPAL ELECTRIC - 10.0%
  Lakeland Electric & Water,
  Series 1996-B,
   6.050% 10/01/11                             1,870   2,040
Orlando Utilities Commission,
  Series 1989-D,
   6.750% 10/01/17                             2,750   3,195
                                                       -----
                                                       5,235
                                                       -----
WATER & SEWER - 11.8%
Hillsborough County Utility System,
  Series 1991-A,
   7.000% 08/01/14                             1,000   1,069
Seacoast Utility Authority,
  Series 1989-A,
   5.500% 03/01/15                             1,900   1,964
Seminole County Water & Sewer,
  Series 1992,
   6.000% 10/01/19                             1,500   1,625
Tampa Bay Water Utility System,
  Series 1998-B,
   5.125% 10/01/14                             1,500   1,487
                                                       -----
                                                       6,145
                                                       -----
TOTAL MUNICIPAL BONDS (cost of $50,516)(d)            51,076
                                                      ------

SHORT-TERM OBLIGATIONS - 1.0%
VARIABLE RATE DEMAND NOTES (e)
ID Health Facilities Authority,
  St. Lukes Regional Medical Facility,
  Series 1995,
   3.400% 05/01/22                               500     500
                                                       -----

OTHER ASSETS & LIABILITIES, NET - 1.2%                   650
                                                       -----

NET ASSETS - 100.0%                                  $52,226
                                                     -------

NOTES TO INVESTMENT PORTFOLIO
(a) These securities, or a portion thereof, with a total market value of $1,677, are being used to collateralize open futures contracts.

(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

(c) Zero coupon bond.

(d) Cost for federal income tax purposes is the same.

(e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of July 31, 1999.

Long futures contracts open at July 31, 1999:

                       Par value                Unrealized
                      covered by   Expiration  appreciation
Type                   contracts      Month     at 07/31/99
----                  ----------   ----------  ------------
Treasury Bond           $1,700      September       $34

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1999 (Unaudited)
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $50,516)                  $51,076
Short-term obligations                                   500
                                                     -------
                                                      51,576
Receivable for:
  Interest                               $782
Other                                      31            813
                                         ----        -------
  Total Assets                                        52,389

LIABILITIES
Payable for:
  Distributions                            67
  Fund shares repurchased                  44
  Variation margin on futures               4
Payable to Advisor                          3
Accrued:
  Deferred Trustee fees                     3
Other                                      42
                                         ----
  Total Liabilities                                      163
                                                     -------
  Net Assets                                         $52,226
                                                     -------

CLASS A
Net asset value & redemption price
  per share ($26,143/3,495)                          $7.48(a)
                                                     -------

Maximum offering price per share
  ($7.48/0.9525)                                     $7.85(b)
                                                     -------

CLASS B
Net asset value & offering price per
  share ($25,733/3,440)                              $7.48(a)
                                                     -------

CLASS C
Net asset value & offering price per
  share ($350/47)                                    $7.48(a)
                                                     -------

COMPOSITION OF NET ASSETS
Capital paid in                                      $52,785
Overdistributed net investment income                    (75)
Accumulated net realized loss                         (1,010)
Net unrealized appreciation (depreciation) on:
  Investments                                            560
  Open futures contracts                                 (34)
                                                     -------
                                                     $52,226
                                                     -------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.


STATEMENT OF OPERATIONS
For the Six Months Ended July 31, 1999 (Unaudited)
(In thousands)

INVESTMENT INCOME
Interest                                            $1,537

EXPENSES
Management fee                       $    142
Service fee                                52
Distribution fee -- Class B               107
Distribution fee -- Class C                 1
Transfer agent fee                         42
Bookkeeping fee                            15
Trustees fee                                5
Custodian fee                             (a)
Audit fee                                  10
Legal fee                                   4
Registration fee                            7
Reports to shareholders                     3
Other                                       5
                                     --------

                                          393
Fees waived by the Advisor                (20)
Fees waived by the Distributor --
Class C                                    (a)          373
                                     --------       -------
  Net Investment Income                               1,164
                                                    -------

NET REALIZED &
UNREALIZED GAIN (LOSS)
ON PORTFOLIO POSITIONS
Net realized gain
(loss) on:
  Investments                             156
  Closed futures contracts                (11)
                                     --------
    Net Realized Gain                                  145
                                                    -------

Net change in unrealized
appreciation/depreciation
during the period on:
  Investments                          (3,066)
  Open futures contracts                  (87)
                                     --------

  Net Change in Unrealized
    Appreciation/
    Depreciation                                    (3,153)
                                                    ------
  Net Loss                                          (3,008)
                                                    ------
  DECREASE IN NET ASSETS FROM OPERATIONS           $(1,844)
                                                   -------

(a) Rounds to less than one.



See notes to financial statements.

Statement of Changes in Net Assets
(In thousands)

                                                                                                  (Unaudited)
                                                                                                  Six months       Year ended
                                                                                                ended July 31,     January 31,
Increase (Decrease) in Net Assets                                                                    1999             1999
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                                               $1,164           $2,630
Net realized gain                                                                                      145            1,168
Net unrealized depreciation                                                                         (3,153)            (216)
                                                                                                   -------          -------
     Net Increase (Decrease) from Operations                                                        (1,844)           3,582

DISTRIBUTIONS:
From net investment income -- Class A                                                                 (628)          (1,444)
In excess of net investment income -- Class A                                                          --               (36)
From net investment income -- Class B                                                                 (536)          (1,264)
In excess of net investment income -- Class B                                                          --               (31)
From net investment income -- Class C                                                                   (7)              (8)
In excess of net investment income -- Class C                                                          --                (a)
                                                                                                   -------          -------
                                                                                                    (3,015)             799
                                                                                                   -------          -------
FUND SHARE TRANSACTIONS:
Receipts for shares sold -- Class A                                                                    623            3,338
Value of distributions reinvested -- Class A                                                           273              664
Cost of shares repurchased -- Class A                                                               (2,792)          (7,013)
                                                                                                   -------          -------
                                                                                                    (1,896)          (3,011)
                                                                                                   -------          -------
Receipts for shares sold -- Class B                                                                    879            3,553
Value of distributions reinvested -- Class B                                                           182              432
Cost of shares repurchased -- Class B                                                               (4,710)          (7,166)
                                                                                                   -------          -------
                                                                                                    (3,649)          (3,181)
                                                                                                   -------          -------
Receipts for shares sold -- Class C                                                                     20              417
Value of distributions reinvested -- Class C                                                             4                7
Cost of shares repurchased -- Class C                                                                  --              (187)
                                                                                                   -------          -------
                                                                                                        24              237
                                                                                                   -------          -------
    Net Decrease from Fund
     Share Transactions                                                                             (5,521)          (5,955)
                                                                                                   -------          -------
     Total Decrease                                                                                 (8,536)          (5,156)

NET Assets
Beginning of period                                                                                 60,762           65,918
                                                                                                   -------          -------
End of period (net of overdistributed net investment income of $75 and $68, respectively)          $52,226          $60,762
                                                                                                   -------          -------
NUMBER OF FUND SHARES
Sold -- Class A                                                                                         81              429
Issued for distributions reinvested -- Class A                                                          36               86
Repurchased -- Class A                                                                                (364)            (902)
                                                                                                   -------          -------
                                                                                                      (247)            (387)
                                                                                                   -------          -------
Sold -- Class B                                                                                        115              458
Issued for distributions reinvested -- Class B                                                          24               56
Repurchased -- Class B                                                                                (614)            (922)
                                                                                                   -------          -------
                                                                                                      (475)            (408)
                                                                                                   -------          -------
Sold -- Class C                                                                                          3               54
Issued for distributions reinvested -- Class C                                                         (a)                1
Repurchased -- Class C                                                                                 --               (24)
                                                                                                   -------          -------
                                                                                                         3               31
                                                                                                   -------          -------


(a) Rounds to less than one.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
July 31, 1999 (Unaudited)

NOTE 1. INTERIM FINANCIAL STATEMENTS
In the opinion of management of Colonial Florida Tax-Exempt Fund (the Fund), a series of Liberty Funds Trust V, formerly Colonial Trust V, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at July 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES

ORGANIZATION:
The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal income tax and providing the opportunity for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL
HIGHLIGHTS:
All income, expenses (other than the Class B and Class C distribution fees), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS:
The Fund declares and records distributions daily and pays monthly.

NOTES TO FINANCIAL STATEMENTS CONTINUED
July 31, 1999 (Unaudited)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE:
Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

AVERAGE NET ASSETS                             ANNUAL FEE RATE
------------------                             ---------------
First $2 billion                                   0.50%
Over $2 billion                                    0.45%

BOOKKEEPING FEE:
The Adviser provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE:
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor is the Fund's principal underwriter. For the six months ended July 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $11,526 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $43,764 and none on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it does not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

VALUATION OF SHARES
OUTSTANDING ON THE 20TH OF
EACH MONTH WHICH WERE ISSUED                   ANNUAL FEE RATE
----------------------------                   ---------------
Prior to November 30, 1994                         0.10%
On or after December 1, 1994                       0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:
The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets.

OTHER:
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with the custodian bank under which custodian fees were reduced by balance credits of $1,590 applied during the six months ended July 31, 1999. The Fund could have reinvested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY:
For the six months ended July 31, 1999, purchases and sales of investments, other than short-term obligations, were $8,696,530 and $13,747,792, respectively.

Unrealized appreciation (depreciation) at July 31, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

  Gross unrealized appreciation                    $1,305,063
  Gross unrealized depreciation                      (745,317)
  Net unrealized appreciation                      $  559,746
                                                  -----------
                                                   $  559.746
                                                   ==========

CAPITAL LOSS CARRYFORWARDS:
At January 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

        YEAR OF                                CAPITAL LOSS
      EXPIRATION                               CARRYFORWARD
      ----------                               ------------
         2004                                    $511,000
         2005                                      41,000
                                                 ----------
                                                 $552,000
                                                 ==========



NOTES TO FINANCIAL STATEMENTS CONTINUED
July 31, 1999 (Unaudited)

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER:
There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended July 31, 1999.

FINANCIAL HIGHLIGHTS
Selected data for a share of each class outstanding throughout each period are as follows:


                                                                                          SIX MONTHS ENDED JULY 31, 1999
                                                                               -----------------------------------------------------
                                                                                      CLASS A         CLASS B        CLASS C
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $     7.890     $     7.890     $     7.890
                                                                                   -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                                                0.172           0.143           0.155(b)
Net realized and unrealized loss                                                        (0.409)         (0.409)         (0.409)
                                                                                   -----------     -----------     -----------
    Total from Investment Operations                                                    (0.237)         (0.266)         (0.254)
                                                                                   -----------     -----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                              (0.173)         (0.144)         (0.156)
                                                                                   -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD                                                     $     7.480     $     7.480     $     7.480
                                                                                   ===========     ===========     ===========
Total return (c)(d)(e)                                                                   (3.03)%         (3.39)%         (3.25)%
                                                                                   ===========     ===========     ===========
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)(g)                                                                           0.94%           1.69%           1.39%(b)
Net investment income (f)(g)                                                              4.49%           3.74%           4.04%(b)
Fees waived or the Advisor (f)(g)                                                         0.07%           0.07%           0.07%
Portfolio turnover (e)                                                                      16%             16%             16%
Net assets at end of period (000)                                                  $    26,143     $    25,733     $       350
(a) Net of fees and expenses waived or borne by the Advisor which amounted to:     $     0.003     $     0.003     $     0.003

(b) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30%.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(g) Annualized.

FINANCIAL HIGHLIGHTS CONTINUED
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                             YEAR ENDED JANUARY 31, 1999
                                                                               -----------------------------------------------------
                                                                                      CLASS A         CLASS B          CLASS C
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $     7.790     $     7.790     $     7.790
                                                                                   -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                                                0.356           0.296           0.320(b)
Net realized and unrealized gain                                                         0.119           0.119           0.119
                                                                                   -----------     -----------     -----------
    Total from Investment Operations                                                     0.475           0.415           0.439
                                                                                   -----------     -----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                              (0.366)         (0.307)         (0.331)
In excess of net investment income                                                      (0.009)         (0.008)         (0.008)
                                                                                   -----------     -----------     -----------
    Total Distributions Declared to Shareholders                                        (0.375)         (0.315)         (0.339)
                                                                                   -----------     -----------     -----------
NET ASSET VALUE END OF PERIOD                                                      $     7.890     $     7.890     $     7.890
                                                                                   ===========     ===========     ===========
Total return (c)(d)                                                                       6.29%           5.48%           5.80%
                                                                                   ===========     ===========     ===========
RATIOS TO AVERAGE NET ASSETS:
Expenses (e)                                                                              0.82%           1.57%           1.27%(b)
Net investment income (e)                                                                 4.59%           3.84%           4.14%(b)
Fees waived by the Advisor (e)                                                            0.17%           0.17%           0.17%
Portfolio turnover                                                                          50%             50%             50%
Net assets at end of period (000)                                                  $    29,526     $    30,891     $       345
(a)  Net of fees and expenses waived or borne by the Advisor which amounted to:    $     0.013     $     0.013     $     0.013

(b) Net of fees waived by the Distributor which amounted to $0.023 per share and 0.30%.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share.

                                                                                 Year ended January 31
                                                      ------------------------------------------------------------------------------
                                                                        1998                                  1997
                                                      -------------------------------------   --------------------------------------
                                                      Class A    Class B   Class C (b)            Class A             Class B
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $7.430      $7.430     $7.710               $7.620              $7.620
                                                       ------      ------     ------               ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                               0.388       0.332      0.172(c)             0.395               0.340
Net realized and unrealized gain (loss)                 0.361       0.361      0.082               (0.194)             (0.194)
                                                       ------      ------     ------               ------              ------
    Total from Investment Operations                    0.749       0.693      0.254                0.201               0.146
                                                       ------      ------     ------               ------              ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             (0.389)     (0.333)    (0.174)              (0.391)             (0.336)
                                                       ======      ======     ======               ======              ======

NET ASSET VALUE, END OF PERIOD                         $7.790      $7.790     $7.790               $7.430              $7.430
                                                       ======      ======     ======               ======              ======

Total return (d)(e)                                     10.37%      9.55%       3.35%(f)             2.80%               2.03%
                                                       ======      ======     ======               ======              ======

RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                             0.59%       1.34%     1.04%(c)(i)           0.56%               1.31%
Interest expense                                           --          --         --                   (h)                 (h)
Net investment income (g)                                5.08%       4.33%      4.63%(c)(i)          5.31%               4.56%
Fees waived by the Advisor (g)                           0.41%       0.41%      0.40%(i)             0.44%               0.44%
Portfolio turnover                                         32%         32%        32%                  69%                 69%
Net assets at end of period (000)                     $32,150     $33,665     $  103              $31,275             $33,341
(a) Net of fees and expenses waived or borne by the
    Advisor which amounted to:                        $ 0.031     $ 0.031     $0.031              $ 0.032             $ 0.032

(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.

(c) Net of fees waived by the Distributor which amounted to $0.012 per share and 0.30%.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) In 1998, the benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share.

(h) Rounds to less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS CONTINUED


Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                                 Year ended January 31
                                                                                  --------------------------------------------------
                                                                                            1996                      1995
                                                                                  -------------------------    ---------------------
                                                                                    Class A       Class B      Class A     Class B
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $  7.10        $  7.10       $ 7.930     $ 7.930
                                                                                  -------        -------       -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                                           0.404          0.351         0.423       0.369
Net realized and  unrealized gain (loss)                                            0.535          0.533        (0.839)     (0.839)
                                                                                  -------        -------       -------     -------
  Total from Investment Operations                                                  0.939          0.884        (0.416)     (0.470)
                                                                                  -------        -------       -------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                         (0.419)        (0.364)       (0.414)     (0.360)
                                                                                  -------        -------       -------     -------
NET ASSET VALUE, END OF PERIOD                                                    $ 7.620        $ 7.620       $ 7.100     $ 7.100
                                                                                  =======        =======       =======     =======
Total return (b)(c)                                                                 13.55%         12.72%        (5.11)%     (5.83)%
                                                                                  =======        =======       =======     =======
RATIOS TO AVERAGE NET ASSETS:
Expenses                                                                             0.45%(d)       1.18%(d)      0.22%       0.97%
Net investment income                                                                5.45%(d)       4.72%(d)      5.92%       5.17%
Fees waived or borne by the Advisor                                                  0.55%(d)       0.55%(d)      0.73%       0.73%
Portfolio turnover                                                                     83%            83%           45%         45%
Net assets at end of period (000)                                                 $32,599        $35,741       $27,498     $31,116

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:    $ 0.040        $ 0.040       $ 0.052     $ 0.052

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year's ratios are net of benefits received, if any.

                      THIS PAGE LEFT INTENTIONALLY BLANK.

SEMIANNUAL REPORT: COLONIAL FLORIDA TAX-EXEMPT FUND

TRUSTEES & TRANSFER AGENT

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President - Operations, The Rockport Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC
(formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial Florida Tax-Exempt Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Florida Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund, and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

CHOOSE LIBERTY

BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS. (SM)

LIBERTY


[COLONIAL MANAGEMENT ASSOCIATES, INC. LOGO]
Colonial has long been a recognized leader in fixed-income investing. In addition, Colonial has distinguished itself with both a traditional value and a more contemporary approach to equity investing.



[CRABBE HUSON LOGO]
Crabbe Huson's contrarian investment style seeks long-term performance by investing in stocks from high-quality, out-of-favor companies. This risk-averse strategy capitalizes on the potential of these companies to regain market popularity.


[LIBERTY ASSET MANAGEMENT COMPANY LOGO]
LAMCO brings institutional money management to individual investors through a disciplined multi-manager investment process that seeks to deliver consistent long-term returns.


[NEWPORT FUND MANAGEMENT LOGO]
A leader in Asian investing(TM), Newport has an unparalleled knowledge of Asian economies, business and culture.


[STEIN ROE & FARNHAM INVESTMENT MANAGEMENT LOGO]
Stein Roe's growth management style emphasizes companies with the ability to create, maintain and grow earnings in different market environments.

          BOSTON - CHICAGO - NEW YORK - PORTLAND - SAN FRANCISCO

That's why each of these affiliated managers has excelled in a particular investment style. These managers not only specialize in a distinct investment style, they hold a passion for their style along with a demonstrated track record.

Each of these managers is a member of the Liberty Financial Companies (NYSE: L), a diversified asset accumulation and management organization with over $62.7 billion in assets under management for more than 1.7 million investors. Many of the affiliated managers' products are offered by prospectus through Liberty Funds Distributor, Inc.

Ask your financial advisor to help you develop an investment strategy that blends the complementary disciplines of different managers into a well-balanced program tailored to your goals.


COLONIAL FLORIDA TAX-EXEMPT FUND       SEMIANNUAL REPORT

[STATUE OF LIBERTY FACE]

[LIBERTY FUNDS LOGO]
ALL-STAR - COLONIAL- CRABBE HUSON - NEWPORT - STEIN ROE ADVISOR

LIBERTY FUNDS DISTRIBUTOR, INC. (C)1999
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621, 1-800-426-3750
www.libertyfunds.com
                                                                 ---------------
                                                                    BULK RATE
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                  Holliston, MA
                                                                  PERMIT NO. 20
                                                                 ---------------





                                                  FL-03/578H-0799 (9/99) 99/1105